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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 2, 2004
                                                           -------------

                             R. G. BARRY CORPORATION
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                          1-8769                   31-4362899
  ------------------          -----------------------       ------------------
  (State or other                (Commission File              (IRS Employer
  jurisdiction of                     Number)               Identification No.)
  incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                ---------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

    (a) and (b)   Not applicable.

    (c)      Exhibits.

             Exhibit No.       Description
             -----------       -----------

                     99 News Release issued by R. G. Barry Corporation on April 2, 2004




ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On April 2, 2004, R. G. Barry Corporation issued a news release reporting operating results for its fourth quarter and fiscal year ended January 3, 2004. A copy of the news release is attached as Exhibit 99 hereto.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                R. G. BARRY CORPORATION



Dated: April 5, 2004            By:  /s/ Daniel D. Viren
                                    --------------------------------------------
                                    Daniel D. Viren
                                    Senior Vice President - Finance, Chief
                                    Financial Officer, Secretary and Treasurer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated April 2, 2004

                             R. G. Barry Corporation

Exhibit No.      Description
-----------      -----------

        99       News Release issued by R. G. Barry Corporation on April 2, 2004





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